Exhibit 10.01

FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of February 26, 2010, is by and among GE BUSINESS FINANCIAL SERVICES INC., formerly known as Merrill Lynch Business Financial Services Inc., in its capacity as successor Administrative Agent and as a Lender under the Credit Agreement (as defined below) (“Agent”), DERMA SCIENCES, INC., a Pennsylvania corporation, DERMA FIRST AID PRODUCTS, INC., a Pennsylvania corporation, SUNSHINE PRODUCTS, INC., a Missouri corporation and any additional Borrower that may hereafter be added to this Agreement (each individually as a “Borrower” and collectively as “Borrowers”).

WHEREAS, Borrower and Agent (in its capacity as Administrative Agent and as a Lender thereunder) are parties to that certain Credit and Security Agreement, dated as of November 8, 2007 (the “Credit Agreement”);

WHEREAS, Borrower and Agent entered into that certain First Amendment to Credit and Security Agreement on March 28, 2008;

WHEREAS, Borrower and Agent entered into that certain Second Amendment to Credit and Security Agreement on August 13, 2008;

WHEREAS, Borrower and Agent entered into that certain Third Amendment to Credit and Security Agreement on March 31, 2009;

WHEREAS, Borrower and Agent have agreed to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement, as amended.

2.           Amendments to Credit Agreement.

a.           Section 2.1(a)(ii)(D).  Mandatory Prepayments. The following is added as a new subsection (D) under Section 2.1(a)(ii):

“(D) Agent and Borrower acknowledge and agree that Borrower shall repay the Term Loan with the proceeds from that certain follow-on equity raise closed by Borrower in February 2010.  In addition, Agent agrees to waive any applicable prepayment fee with respect to Borrower’s repayment of the Term Loan, provided that such repayment occurs on or before March 1, 2010 and the Term Loan is repaid in full.”

b.           Section 2.1(b)(ii).  Mandatory Revolving Loan Repayments and Prepayments.  The following is added as a new subsection (D) under Section 2.1(b)(ii):

“(D)           Borrower shall apply the balance of the proceeds of that certain follow-on equity offering closed by Borrower in February 2010 toward repayment of the Revolving Loan Outstandings, following application of such proceeds first towards the repayment of the full amount outstanding of the Term Loan.”

c.           Section 4.6(d).  Section 4.6(d) is amended by deleting “$1,250,000” and replacing it with $2,250,000.”

d.           Section 4.12.  Post Closing Requirements.  The following is added to the end of Section 4.12:

“Borrower acknowledges and agrees that Borrower shall enter into a Fifth Amendment to the Credit Agreement within thirty (30) days from the date of this Amendment, which further amendment shall provide for revised financial covenants pursuant to Article 6 hereunder.”

e.           Section 5.5.  Purchase of Assets, Investments; New Subsidiaries.  The following is added to the end of Section 5.5(a):

“Agent hereby acknowledges and agrees that Borrower is permitted to acquire the worldwide rights of Medihoney® from Comvita, up to a maximum purchase price of $2,250,000, provided that: (i) Borrower has repaid the full outstanding amount of the Term Loan; (ii) Agent has received the full amount of Cash Collateral Account; and (iii) Borrower has applied the remaining portion of the proceeds from such follow-on equity raise toward the repayment of the Revolving Loan Outstandings pursuant to Section 2.1(b)(ii)(D) hereunder.”

3.           Representations and Warranties.  Borrower represents and warrants to Agent as follows:

a.           After giving effect to this Amendment, the representations and warranties set forth in each of the Financing Documents shall be true and correct in all respects on and as of the Effective Date (as defined below) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.)

b.           The execution, delivery and performance by Borrower of this Amendment are within Borrower’s powers, have been duly authorized and do not:

i.           (A) contravene any of Borrower’s Organizational Documents, or (B) result in a default under any contractual restriction binding on or affecting Borrowers, or any law or governmental regulation binding on or affecting Borrower; or

ii.           result in, or require the creation or imposition of, any Lien on any of Borrower’s properties.

c.           This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally at law or by principles of equity).

d.           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.           Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof (the “Effective Date”), subject to (a) the due authorization, execution and delivery of this Amendment by Borrower and Agent, and (b) Agent’s receipt of all amounts due and owing under the Term Loan.  In addition, Borrowers shall be responsible for the payment of all reasonable fees incurred by Agent (including legal fees) incurred in connection with the preparation of this Amendment and in consideration of the modifications set forth herein.  Borrower hereby authorizes Agent to deduct all of such fees from the proceeds of the next Revolving Loan.

5.           Documents to Remain in Effect; Confirmation of Obligations; References.  The Financing Documents shall remain in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein. Borrower hereby (a) confirms and reaffirms all of its respective obligations under the Financing Documents, as modified and amended herein; (b) acknowledge and agree that Agent, by entering into this Agreement, does not waive any existing or future Default or Event of Default under any of the Financing Documents, or any rights or remedies under any of the Financing Documents; (c) acknowledge and agree that Agent has not heretofore waived any Default or Event of Default under any of the Financing Documents, or any rights or remedies under any of the Financing Documents, other than as expressly provided for hereunder; and (d) acknowledge that they do not have any defense, set-off or counterclaim to the payment or performance of any of their respective obligations under the Financing Documents, as modified and amended herein.  From and after the date hereof, this Amendment shall be deemed a Financing Document for all purposes of the Credit Agreement and the other Financing Documents and each reference to the Financing Documents shall be deemed to include this Amendment.

6.           Counterparts; Integration.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of an executed signature page shall bind the parties hereto.  This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.  In the event of any irreconcilable inconsistency between this Amendment and any of the other Financing Documents, the terms of this Amendment shall control.

7.           Governing Law.  THIS AMENDMENT, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARDING TO CONFLICTS OF LAWS PRINCIPLES.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER:

DERMA SCIENCES, INC.

By:
Name:
Title:

DERMA FIRST AID PRODUCTS, INC.

By:
Name:
Title:

SUNSHINE PRODUCTS, INC.

By:
Name:
Title:

AGENT:

GE BUSINESS FINANCIAL SERVICES INC.
(formerly known as Merrill Lynch Business Financial Services Inc.), as Administrative Agent

By:
Name:
Its Duly Authorized Signatory

LENDER:

GE BUSINESS FINANCIAL SERVICES INC.
(formerly known as Merrill Lynch Business Financial Services Inc.), as a Lender

By:
Name:
Its Duly Authorized Signatory